Summary Of Significant Accounting Policies	9 Months Ended
Sep. 30, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Basis of Presentation

Headquartered in Miramar, Florida, Spirit Airlines, Inc. (Spirit or the Company) is an ultra low-cost carrier (ULCC) in the Americas and a portfolio company of two private equity firms, Indigo Partners, or Indigo, and Oaktree Capital Management, L.P., or Oaktree. The Company manages operations on a system-wide basis due to the interdependence of its route structure in the various markets served. As only one service is offered (i.e., air transportation), management has concluded that there is only one reportable segment.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of less than three months at the date of acquisition to be cash equivalents. Investments included in this category consist of money market funds, investment-grade commercial paper, and certificates of deposit.

Restricted Cash

Restricted cash primarily consists of funds held by credit card processors as collateral for future travel paid with a credit card.

Accounts Receivable

Accounts receivable primarily consist of amounts due from credit card processors associated with the sales of tickets and amounts due from counterparties associated with fuel derivative instruments that have settled. The allowance for doubtful accounts represents the estimated losses expected to be incurred in the collection of credit card receivables based on historical credit card charge-backs and other receivables based on specific analysis.

The Company wrote off accounts receivable of $0.9 million, $0 million, and $0.1 million for the years ended 2008, 2009, and 2010 and recovered $0.3 million (unaudited) and wrote off $0.1 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively. The Company recorded charges related to its allowance for doubtful accounts of $0.2 million and $0.1 million, and recovered $0.1 million for the years ended 2008, 2009 and 2010, and recovered $0.1 million (unaudited) and recorded $0.1 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively.

Inventories

Spare parts, materials, and supplies relating to flight equipment are carried at average acquisition cost and are expensed when used in operations. Allowances for obsolescence are provided over the estimated lease life of the related aircraft and engines (as 100% of the fleet is financed via operating leases) for spare parts expected to be on hand at the date aircraft are retired from service.

Deferred Offering Costs

The Company complies with the requirements of SEC Staff Accounting Bulletin (SAB) Topic 5A—"Expenses of Offering." Deferred offering costs of approximately $4.0 million as of December 31, 2010 consist principally of legal, accounting, printing, and underwriting fees incurred through the balance sheet date related to an initial public offering (the IPO) that are charged to additional paid-in capital upon the completion of the offering. A total of $6.1 million (unaudited) was charged to additional paid-in capital in connection with the IPO in 2011.

Measurement of Asset Impairments

The Company records impairment charges on long-lived assets used in operations when events and circumstances indicate that the assets may be impaired, the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of those assets, and the net book value of the assets exceeds their estimated fair value. In making these determinations, the Company uses certain assumptions, including, but not limited to: (i) estimated fair value of the assets; and (ii) estimated, undiscounted future cash flows expected to be generated by these assets, which are based on additional assumptions such as asset utilization, length of service the asset will be used in the Company's operations, and estimated salvage values.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation of operating property and equipment is computed using the straight-line method applied to each unit of property, except on flight equipment (major rotable parts, avionics, and assemblies), which are depreciated on a group basis over the average life of the applicable equipment. The depreciable lives used for the principal depreciable asset classifications are:

Estimated Useful Life
Spare rotables and flight assemblies	Lesser of the useful life of equipment or average remaining fleet life to which applicable
Other equipment and vehicles	5 to 7 years
Equipment under capital lease	Lease term
Internally developed software	3 to 10 years

All aircraft and spare engines are operated through operating leases with terms of 6 to 12 years for aircraft and 7 to 12 years for spare engines. Residual values for major spare rotable parts, avionics, and assemblies are estimated to be 10%. The following table illustrates the components of depreciation and amortization expense (in thousands):

	Year Ended December 31,			Nine Months Ended September 31
	2008	2009	2010	2010	2011
				(unaudited)
Depreciation	$4,236	$3,901	$4,313	$3,091	$3,667
Amortization of heavy maintenance	—	1,023	1,307	1,226	1,629

Total depreciation and amortization	$4,236	$4,924	$5,620	$4,317	$5,296

The Company capitalizes costs associated with internally developed and/or purchased software systems for new products, and enhancements to existing products that have reached the application development stage and meet recoverability tests. Capitalized costs include external direct costs of materials and services utilized in developing or obtaining internal-use software, and labor cost for employees who are directly associated with and devote time to internal-use software projects. These costs are included in property and equipment.

Amortization of capitalized software development costs is charged to depreciation. Amortization of capitalized software development costs was $0.4 million, $0.7 million, and $1.1 million for the years ended 2008, 2009 and 2010, respectively. Amortization of capitalized software development costs was $0.8 million (unaudited) and $1.3 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively. The Company capitalized $2.9 million, $0.6 million, and $2.4 million, of software development costs during the years ended 2008, 2009 and 2010, and $2.0 million (unaudited) and $2.6 million (unaudited), during the nine months ended September 30, 2010 and 2011, respectively.

Capitalized Interest

Interest attributable to funds used to finance the acquisition of new aircraft is capitalized as an additional cost of the related asset. Capitalization of interest ceases when the asset is no longer being prepared for its intended use or is ready for service.

Manufacturer's Credits

Spirit periodically receives credits in connection with the acquisition of aircraft and engines. These credits are deferred until the aircraft and engines are delivered and then applied on a pro rata basis as a reduction of the cost of the related aircraft and engines.

Passenger Revenue Recognition

Tickets sold are initially deferred as "air traffic liability." Passenger revenue is recognized at time of departure when transportation is provided. A nonrefundable ticket expires at the date of scheduled travel and is recognized as revenue at the date of scheduled travel.

Customers may elect to change their itinerary prior to the date of departure. A change fee is assessed and recognized on the date the change is initiated and is deducted from the face value of the original purchase price of the ticket, and the original ticket becomes invalid. The amount remaining after deducting the change fee expires one year from the date of purchase of the original ticket and can be used towards the purchase of a new ticket and the Company's other service offerings. The amount of credits expected to expire is recognized as revenue upon issuance of the credit and is estimated based on historical experience. Estimating the amount of credits that will go unused involves some level of subjectivity and judgment.

The Company is also required to collect certain taxes and fees from customers on behalf of government agencies and airports and remit these back to the applicable governmental entity or airport on a periodic basis. These taxes and fees include U.S. federal transportation taxes, federal security charges, airport passenger facility charges, and foreign arrival and departure taxes. These items are collected from customers at the time they purchase their tickets, but are not included in passenger revenue. The Company records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency or airport.

Frequent Flier Program

Flown Miles. The Company accrues for mileage credits earned by passengers, including mileage credits for members with an insufficient number of mileage credits to earn an award, under its FREE SPIRIT program based on the estimated incremental cost of providing free travel for credits that are expected to be redeemed. Incremental costs include fuel, insurance, security, ticketing and facility charges reduced by an estimate of fees required to be paid by the passenger when redeeming the award.

Original Affinity Card Program. The Company also sells mileage credits to companies participating in the FREE SPIRIT program (or affinity card program). Under the original affinity card program, funds received from the sale of mileage credits were accounted for as a multiple element arrangement and allocated to a marketing component and a transportation component (mileage credits) using the residual method. The fair value of the transportation component is deferred and recognized ratably as passenger revenue over the estimated period the transportation is expected to be provided (historically estimated at 15 to 19 months and currently estimated at 20 months). The difference between the funds received and the fair value of the transportation component is recognized in non-ticket revenue at the time of sale as non-ticket marketing revenue. The marketing component represents the Company's compensation for, among many items, use of its trademark, customer lists and placement of marketing materials to encourage application for credit cards. Because there are no undelivered elements other than the mileage credits, the Company records the revenue from the marketing component when funds are received. The Company also receives bonuses from companies participating in the FREE SPIRIT program that are driven by the volume of the usage of the Company's co-branded credit cards. The Company recognizes these bonuses as non-ticket revenue when payment is received (milestone method) as the milestones are substantive.

New Affinity Card Program(unaudited). The Company entered into a new affinity card program that became effective April 1, 2011. The agreement calls for the marketing of a co-branded Spirit credit card and the delivery of award miles over a five-year period. At the inception of the arrangement, the Company evaluated all deliverables in the arrangement to determine whether they represent separate units of accounting using the criteria as set forth in ASU No. 2009-13. The Company determined the arrangement had three separate units of accounting: (i) travel miles to be awarded, (ii) licensing of brand and access to member lists, and (iii) advertising and marketing efforts. Under ASU No. 2009-13, arrangement consideration should be allocated based on relative selling price. At inception of the arrangement, the Company established the relative selling price for all deliverables that qualified for separation. The manner in which the selling price was established is based on a hierarchy of evidence that the Company considered. Total arrangement consideration was then allocated to each deliverable on the basis of the deliverable's relative selling price. In considering the hierarchy of evidence under ASU No. 2009-13, the Company first determined whether vendor specific objective evidence of selling price or third-party evidence of selling price existed. It was determined by the Company that neither vendor specific objective evidence of selling price nor third-party evidence existed due to the uniqueness of the Company's program. As such, the Company developed its best estimate of the selling price for all deliverables. For the award miles, the Company considered a number of entity-specific factors when developing the best estimate of the selling price including the number of miles needed to redeem an award, average fare of comparable segments, breakage, restrictions, and fees. For licensing of brand and access to member lists, the Company considered both market-specific factors and entity-specific factors including general profit margins realized in the marketplace/industry, brand power, market royalty rates, and size of customer base. For the advertising element, the Company considered market-specific factors and entity-specific factors including, the Company's internal costs (and fluctuations of costs) of providing services, volume of marketing efforts, and overall advertising plan. Consideration allocated based on the relative selling price to both brand licensing and advertising elements will be recognized as revenue when earned and recorded in non-ticket revenue. Consideration allocated to award miles will be deferred and recognized ratably as passenger revenue over the estimated period the transportation is expected to be provided (historically estimated at 15 to 19 months and currently estimated at 20 months). The Company used entity-specific assumptions coupled with the various judgments necessary to determine the selling price of a deliverable in accordance with the required selling price hierarchy. Changes in these assumptions (e.g., cost of fare, number of miles to redeem awards, marketing plan, and approval rate of credit cards) could result in changes in the estimated selling prices. Determining the frequency to reassess selling price for individual deliverables requires significant judgment. During the nine months ended September 30, 2011, the Company noted no changes to either entity-specific assumptions or market-specific assumptions that would warrant a reassessment of selling prices from those determined at inception.

The following table illustrates total cash proceeds received from the sale of mileage credits and the portion of such proceeds recognized in revenue immediately as marketing component:

Year Ended	Cash proceeds from sale of miles to non- airline third parties	Portion of proceeds recognized immediately as marketing component
	(in thousands)
December 31, 2008	$13,503	$5,775
December 31, 2009	12,008	5,209
December 31, 2010	20,748	10,576

Nine Months Ended (Unaudited)
September 30, 2010	12,697	5,696
September 30, 2011	15,866	11,721

The total liability for future FREE SPIRIT award redemptions and unrecognized revenue from the sale of mileage credits was $4.2 million, $7.1 million, and $5.2 million (unaudited) at December 31, 2009 and 2010 and September 30, 2011, respectively. These balances are recorded as a component of air traffic liability in the accompanying balance sheets.

Non-ticket Revenue Recognition

Non-ticket revenues are generated from air travel-related fees paid by the ticketed passenger for, among other things, baggage, bookings through the Company's website, call center or third-party vendors, advance seat selection, itinerary changes and loyalty programs. Non-ticket revenues also consist of services not directly related to providing transportation such as the FREE SPIRIT affinity credit card program, $9 Fare Club, and the sale of advertising to third parties on Spirit's website and on board aircraft. The following table summarizes the primary components of non-ticket revenue and the revenue recognition method utilized for each service or product (in thousands):

Non-ticket revenue	Recognition method	Year Ended December 31,			Nine Months Ended September 30,
		2008	2009	2010	2010	2011
					(unaudited)
Baggage	Time of departure	$59,627	$63,222	$91,393	$59,341	$123,990
Passenger usage fee	Time of departure	2,330	20,596	45,181	32,686	49,364
Advance seat selection	Time of departure	10,975	18,819	32,512	22,169	32,107
Change fees	When itinerary is changed	21,515	23,561	23,120	16,580	19,036
Other		35,362	37,658	51,090	32,776	52,390

Non-ticket revenue		$129,809	$163,856	$243,296	$163,552	$276,887

Fees for services recognized at time of departure are initially recorded as a liability until time of departure. The passenger usage fee is charged for tickets sold through the Company's primary sales distribution channels, to cover the Company's distribution costs. The primary sales distribution channels for which passenger usage fees are charged include sales through the Company's website, sales through the third-party provided call center, and sales through travel agents; the Company does not charge a passenger usage fee for sales made at its airport ticket counters. Other non-ticket revenues include revenues from other air related charges as well as non-air related charges. Other air related charges include optional services and products provided to passengers such as onboard products, travel insurance, use of the Company's call center or travel agent, pet fees, and unaccompanied minor fees, among others. Non-air related charges primarily consist of revenues from advertising on the Company's aircraft and website, the Company's $9 Fare Club subscription-based membership program, and the Company's FREE SPIRIT affinity credit card program.

During the fourth quarter of 2010, the Company determined not to renew its agreement with the administrator of the FREE SPIRIT affinity credit card program at the scheduled expiration in February 2011. In connection with that non-renewal, the Company entered into an agreement with the former administrator regarding the transition of the program to a new provider and the remittance to the Company of compensation due to the Company for card members obtained through the Company's marketing services in the amount of $5.0 million, of which $4.6 million was recognized in the fourth quarter of 2010 and $0.4 million was recognized in the first quarter of 2011.

Airframe and Engine Maintenance

The Company accounts for heavy maintenance and major overhaul and repair under the deferral method whereby the cost of heavy maintenance and major overhaul and repair is deferred and amortized based on usage through the next overhaul event.

Amortization of engine overhaul costs is charged to depreciation and amortization expense and was $1.0 million and $1.3 million for the years ended 2009 and 2010, and $1.2 million (unaudited) and $1.6 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively. During the years ended 2009 and 2010, the Company deferred $5.3 million and $5.2 million, respectively, of costs for heavy maintenance. During the nine months ended September 30, 2010 and 2011, the Company deferred $0.8 million (unaudited) and $20.2 million (unaudited), respectively, of costs for heavy maintenance.

The Company outsources certain routine, non-heavy maintenance functions under contracts that require payment on a utilization basis, such as flight hours. Costs incurred for maintenance and repair under flight hour maintenance contracts, where labor and materials price risks have been transferred to the service provider, are expensed based on contractual payment terms. All other costs for routine maintenance of the airframes and engines are charged to expense as performed.

The table below summarizes the extent to which the Company's maintenance costs are rate capped due to flight hour maintenance contracts (in thousands).

	Year Ended December 31,			Nine Months Ended September 30,
	2008	2009	2010	2010	2011
				(unaudited)
Flight hour-based maintenance expense	$13,445	$14,428	$16,683	$14,085	$16,706
Non-flight hour-based maintenance expense	10,792	13,108	11,506	6,559	10,272

Total maintenance expense	$24,237	$27,536	$28,189	$20,644	$26,978

During the quarter ended December 31, 2010, the Company renegotiated a supplier contract resulting in a reduction of operating expenses of $1.0 million of amounts accrued in prior years.

Aircraft Fuel

Aircraft fuel expense includes jet fuel and associated "into-plane" costs, taxes, oil, and all gains and losses associated with fuel hedge contracts.

Derivative Instruments

The Company accounts for derivative financial instruments at fair value and recognizes them in the balance sheet in other current assets or other current liabilities. For derivatives designated as cash flow hedges, changes in fair value of the derivative are generally reported in other comprehensive income and are subsequently reclassified into earnings when the hedged item affects earnings. For the years ended 2008, 2009 and 2010, and the nine months ended September 30, 2010 and 2011, the Company did not hold derivative instruments that qualified as cash flow hedges. As a result, changes in the fair value of such derivative contracts were recorded within aircraft fuel expense in the accompanying statements of operations. These amounts include both realized gains and losses and mark-to-market adjustments of the fair value of unsettled derivative instruments at the end of each period.

Advertising

The Company expenses advertising and the production costs of advertising as incurred. Marketing and advertising expenses were $3.4 million, $2.4 million, and $6.1 million for the years ended 2008, 2009 and 2010, respectively, and $3.0 million (unaudited) and $1.9 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively.

Income Taxes

The Company accounts for income taxes using the liability method. The Company records a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will be not realized.

Interest Expense

Related-party interest expense incurred during 2008, 2009 and 2010 was $31.8 million, $39.3 million, and $44.6 million, respectively, and consisted primarily of paid-in-kind interest on tranche notes due to related parties and preferred stock dividends due to related parties. Non-related party interest expense during 2008, 2009 and 2010 was $8.4 million, $7.6 million and $5.7 million, respectively. Related-party interest expense incurred during the nine months ended September 30, 2010 and 2011 was $33.5 million (unaudited) and $22.1 million (unaudited), respectively, and consisted primarily of paid-in-kind interest on tranche notes due to related parties and preferred stock dividends due to related parties. Non-related party interest expense during the nine months ended September 30, 2010 and 2011 was $4.5 million (unaudited) and $2.3 million (unaudited), respectively.

Stock-Based Compensation

The Company recognizes cost of employee services received in exchange for awards of equity instruments based on the fair value of each instrument at the date of grant. Compensation expense is recognized on a straight-line basis over the period during which an employee is required to provide service in exchange for an award. The fair value of the stock award is estimated using a discounted cash flow analysis based on management's estimates of revenue, driven by assumed market growth rates, and estimated costs as well as appropriate discount rates. These estimates are consistent with the plans and estimates that management uses to manage the Company's business. The fair value of share option awards is estimated on the date of grant using the Black-Scholes valuation model. See Note 9.

Concentrations of Risk

The Company's business has been, and may continue to be, adversely affected by increases in the price of aircraft fuel, the volatility of the price of aircraft fuel, or both. Aircraft fuel was the Company's single largest expenditure representing approximately 39%, 31%, 35%, and 42% (unaudited) of total operating expenses in 2008, 2009, 2010, and the first nine months of 2011, respectively.

The Company's operations are largely concentrated in the southeast United States with Fort Lauderdale being the highest volume fueling point in the system. Gulf Coast Jet indexed fuel is the basis for a substantial majority of the Company's fuel consumption. Any disruption to the oil production or refinery capacity in the Gulf Coast, as a result of weather or any other disaster or disruptions in supply of jet fuel, dramatic escalations in the costs of jet fuel, and/or the failure of fuel providers to perform under fuel arrangements for other reasons could have a material adverse effect on the Company's financial condition and results of operations.

The Company's operations will continue to be vulnerable to weather conditions (including hurricane season or snow and severe winter weather), which could disrupt service, create air traffic control problems, decrease revenue, and increase costs.

Due to the relatively small size of the fleet and high utilization rate, the unavailability of one or more aircraft and resulting reduced capacity could have a material adverse effect on the Company's business, results of operations, and financial condition.

The Company has three union-represented employee groups that together represent approximately 50% of all employees at December 31, 2009, 2010 and 51% (unaudited) of all employees at September 30, 2011. A strike or other significant labor dispute with the Company's unionized employees is likely to adversely affect the Company's ability to conduct business. Additional disclosures are included in Note 17.